UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Shell Plaza 777 Walker Street, Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Tuesday, June 5, 2012, Dune Energy, Inc. (the “Company”) held its 2012 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, three items were submitted to stockholders for vote: (i) the election of seven nominees to serve on the board of directors (the “Board”) during 2012 and until our next annual meeting, (ii) the approval of the Dune Energy, Inc. 2012 Stock Incentive Plan (the “Plan”) and (iii) the ratification of the appointment of MaloneBailey LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012. There were no solicitations in opposition to the Board’s solicitations. Out of a total of 39,410,844 shares of common stock outstanding and entitled to vote, 33,139,095 shares (84.09%) were present at the meeting in person or by proxy.

Election of Directors

There were seven nominees for election to serve as directors. Each of the nominees for election to the Board was a director at the time of the Annual Meeting. The final results of the voting with respect to each nominee to the board were as follows:

Nominee	For	Withheld	Broker Non-Votes
Michael R. Keener	32,184,338	30,608	924,149
Stephen P. Kovacs	32,179,024	35,992	924,149
Alexander A. Kulpecz, Jr.	32,184,284	30,662	924,149
Emanuel R. Pearlman	32,140,069	74,877	924,149
Robert A. Schmitz	32,179,025	35,921	924,149
Eric R. Stearns	32,184,347	30,599	924,149
James A. Watt	32,189,192	25,754	924,149

There were no votes against.

Approval of the Plan

The final results of the voting with respect to the approval of the Plan were as follows:

For	Against	Abstain	Broker Non-Votes
30,115,341	2,093,338	267	924,149

Ratification of the Appointment of MaloneBailey LLP as Independent Registered Public Accounting Firm for

the Company for the Fiscal Year ending December 31, 2012

The final results of the voting with respect to the ratification of the appointment of MaloneBailey LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012 were as follows:

For	Against	Abstain	Broker Non-Votes
33,099,156	22,695	17,244	—

Item 7.01	Regulation FD Disclosure

On June 5, 2012, the Company posted an investor presentation to its website discussing, among other things, the business and affairs of the Company. The investor presentation is available on our website at http://www.duneenergy.com.

The information included in this Item 7.01 to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Please note that the internet address included herein is for information purposes only and is not intended to be a hyperlink. Accordingly, no information found or provided at that internet address or at our website in general is intended or deemed to be incorporated by reference herein. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 hereto shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: June 5, 2012	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	Chief Executive Officer

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